UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

ALLIANCE FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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For Immediate Release	Contact: Joe Russo
(315) 475-6710

Alliance Bank, N.A. Notifies Employees

of Expected Elimination of Certain Positions

Pending Merger with NBT Bank

Syracuse, NY, December 7, 2012 – Alliance Bank, N.A., the primary subsidiary of Alliance Financial Corporation (NasdaqGS:ALNC), advised employees at its headquarters in Syracuse and at its operations center in Oneida of the anticipated elimination of certain positions that will be made duplicative upon Alliance’s expected merger with NBT Bank, scheduled for March 2013, pending regulatory and shareholder approvals. On October 8, 2012, NBT Bancorp Inc. and Alliance announced that they entered into a definitive agreement under which Alliance will merge with and into NBT. Alliance expects that 42 positions at its headquarters and 56 in its operations center will be eliminated at the time of closing.

“This will be the elimination of duplicate positions, which is typical any time two organizations merge,” said Colleen K. Lefeve, Senior Vice President, Human Resources for Alliance Bank. “NBT and Alliance are making every effort to minimize the impact of the elimination of these positions, including holding open other positions that could potentially be filled by displaced employees.”

While duplicate positions will be eliminated in Syracuse and Oneida, Alliance President and Chief Executive Officer Jack H. Webb said, “We will maintain a significant and visible presence in both cities post-merger, and anticipate that no branches will be closed and no customer-service personnel in any of Alliance Bank’s lines of business will be affected by these planned eliminations.”

Additional Information for Stockholders

NBT filed a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed transaction with the Securities and Exchange Commission (“SEC”) on November 20, 2012. NBT and Alliance stockholders and investors are urged to read the joint proxy statement/prospectus when it becomes available, because it will contain important information about NBT and Alliance and the proposed transaction. When available, copies of this joint proxy statement/prospectus will be mailed to stockholders. Copies of the joint proxy statement/prospectus also may be obtained free of charge at the SEC’s web site at http://www.sec.gov, or by directing a request to NBT Bancorp Inc., Attention – Shareholder Relations Department, 20 Mohawk Street, Canajoharie, New York 13317 or on its website at www.nbtbancorp.com, or to Alliance Financial Corporation, Attention – J. Daniel Mohr, 120 Madison Street, 18th Floor, Syracuse, New York 13202 or on its website at www.alliancefinancialcorporation.com. Copies of other documents filed by NBT or Alliance with the SEC may also be obtained free of charge at the SEC’s website or by directing a request to NBT or Alliance at the address provided above.

NBT and Alliance and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of NBT and Alliance in connection with the proposed merger. Information about the directors and executive officers of NBT is set forth in the proxy statement, dated March 30, 2012, for NBT’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A. Information about the directors and executive officers of Alliance is set forth in the proxy statement, dated April 6, 2012, for Alliance’s 2012 annual meeting of stockholders, as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus included in the Form S-4 when it becomes available.

This press release does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities.

Corporate Overviews

NBT Bancorp Inc. is a financial holding company headquartered in Norwich, N.Y., with total assets of $6.0 billion at September 30, 2012. The company primarily operates through NBT Bank, N.A., a full-service community bank with three divisions, and through two financial services companies. NBT Bank, N.A. has 135 locations, including 95 NBT Bank offices in upstate New York, northwestern Vermont and western Massachusetts, 35 Pennstar Bank offices in northeastern Pennsylvania, and 5 Hampshire First Bank offices in southern New Hampshire. EPIC Advisors, Inc., based in Rochester, N.Y., is a full-service 401(k) plan recordkeeping firm. Mang Insurance Agency, LLC, based in Norwich, N.Y., is a full-service insurance agency.

Alliance Financial Corporation is a financial holding company with Alliance Bank, N.A. as its principal subsidiary that provides retail, commercial and municipal banking, and trust and investment services through 29 offices in Cortland, Madison, Oneida, Onondaga and Oswego counties. Alliance also operates an investment management administration center in Buffalo, N.Y. and an equipment lease financing company, Alliance Leasing, Inc.

Forward-Looking Statements

This news release contains forward-looking statements. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of NBT and Alliance and their subsidiaries and on the information available to their management at the time that these statements were made. There are a number of factors, many of which are beyond the control of NBT and Alliance that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) the parties may fail to satisfy the conditions to closing for the proposed merger in a timely manner or at all; (2) the Alliance or NBT stockholders may fail to approve the proposed merger; (3) the parties may fail to obtain the necessary governmental approvals or adverse regulatory conditions may be imposed in connection with such approvals; (4) the announcement and pendency of the transaction may result in disruption to the parties’ businesses; (5) NBT may encounter difficulties related to the integration of the businesses following the merger; (6) competitive pressures among depository and other financial institutions may increase significantly; (7) revenues may be lower than expected; (8) changes in the interest rate environment may reduce interest margins; (9) general economic conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit; (10) legislative or regulatory changes, including changes in accounting standards and tax laws, may adversely affect the businesses in which NBT and Alliance are engaged; (11) competitors may have greater financial resources and develop products that enable such competitors to compete more successfully than NBT and Alliance; (12) adverse changes that may occur in the securities markets or with respect to inflation; (13) political instability; (14) acts of war or terrorism; (15) natural disasters and (16) other risks and uncertainties disclosed from time to time in documents that NBT and Alliance file with the SEC. Forward-looking statements speak only as of the date they are made. Except as required by law, NBT and Alliance do not undertake to update forward-looking statements to reflect subsequent circumstances or events.

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